Exhibit 3.7

KNIGHTSCOPE, INC.

VOTING PROXY

This voting proxy (this “Proxy”) is effective as of the date first written below and is made by the undersigned stockholder with respect to the voting of shares of capital stock of Knightscope, Inc., a Delaware corporation (the “Company”).

WHEREAS, the undersigned stockholder is a holder of shares of the Company’s Series m-4 Preferred Stock, and a holder of the Company’s Convertible Notes, Series m-3 Preferred Warrants, and Series S Preferred Warrants (collectively, the “Securities”);

WHEREAS, the undersigned stockholder wishes to appoint William Santana Li (the “Proxyholder”), as proxy and attorney in fact with respect to the voting of the undersigned stockholder’s Securities and any shares of the Company’s capital stock issued upon conversion or exercise of the Securities on all matters submitted to the Company’s stockholders subsequent to the date hereof with respect to which the holders of the capital stock of the Company are entitled to vote or take action, subject to and in accordance with the terms and conditions contained herein; and

WHEREAS, the undersigned stockholder wishes to make such appointment, and the Proxyholder wishes to accept such appointment, upon and subject to the terms and conditions contained herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

The undersigned stockholder hereby represents and warrants that it is the legal owner of 250,999 shares of the Company’s Series m-4 Preferred Stock, the Company’s Convertible Notes in the aggregate principal amount of $14,709,070, Warrants to purchase 250,999 shares of the Company’s Series m-3 Preferred Stock and Warrants to purchase 2,941,814 shares of the Company’s Series S Preferred Stock (such shares and any shares of the Company’s capital stock issued upon conversion or exercise of the Securities, and any of the Company’s securities hereafter acquired, collectively, the “Shares”) as of the date hereof, and with respect to such ownership, the undersigned stockholder hereby constitutes and appoints the Proxyholder, without power of substitution, as its proxy to represent and to vote, including by written consent, in the name of the undersigned stockholder all of the undersigned’s Shares, or to refrain from voting the Shares and to exercise any associated waiver rights (including but not limited to waivers of appraisal rights), in the discretion of the Proxyholder and otherwise in accordance with the terms and provisions of this Proxy. The proxy granted pursuant to the immediately preceding sentence is given in consideration of the agreements and covenants of the Company and the undersigned stockholder related to the purchase of Convertible Notes and Warrants by the undersigned stockholder pursuant to a Note and Warrant Purchase Agreement and the Proxyholder is the chief executive officer and significant stockholder of the Company and, as such, the Proxy is coupled with an interest and shall be irrevocable and, notwithstanding anything in Section 212(b) of the Delaware General Corporation Law to the contrary, of infinite duration, unless and until this Proxy terminates in accordance with its terms, provided that the Proxyholder continues to serve as the chief executive officer of the Company.

The undersigned stockholder hereby revokes any and all previous proxies with respect to the Shares and shall not hereafter, unless and until this Proxy terminates in accordance with its terms, grant any other proxy or power of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust or enter into any agreement (other than this Proxy), arrangement or understanding with any person to vote, or grant any proxy or give instructions with respect to the voting of any of the Shares, in each case unless otherwise consented to in writing by Proxyholder.

Any certificate representing any of the Shares subject to this Proxy may be marked by the Company with a legend reading substantially as follows (the Company will remove this legend from any certificate representing Shares at the request of the holder of such certificate when the Shares are no longer subject to this Proxy or to facilitate a public sale of any Shares on a nationally recognized securities exchange (e.g., the New York Stock Exchange) or inter-dealer quotation system (e.g., NASDAQ) as contemplated hereinbelow or to register any Shares in “street name” with a brokerage firm):

THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING PROXY (A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER) AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON HOLDING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING PROXY.

The terms and conditions of this Proxy shall be binding upon the successors-in-interest and transferees of any of the Shares. The undersigned stockholder, until termination of this Proxy, agrees not to transfer any of the Securities, the Shares, or any rights or interests therein, unless the transferee has executed a written agreement in a form reasonably acceptable to the Company and to the Proxyholder, pursuant to which such person becomes a party to this Proxy and agrees to be bound by the provisions hereof as though such transferee were deemed to be the undersigned stockholder.

This Proxy and all of the Proxyholder’s rights and powers hereunder with respect to the Securities and the Shares shall terminate upon the earliest to occur of (i) subject to the preceding paragraph, a transfer of all Shares held by the undersigned stockholder, (ii) a distribution of all Shares held by the undersigned stockholder to its members, (iii) a public sale of any Shares on a nationally recognized securities exchange (e.g., the New York Stock Exchange) or inter-dealer quotation system (e.g., NASDAQ), provided that the termination of this Proxy shall apply solely with respect to the Shares so publicly sold, (iv) the closing of the Company’s first underwritten public offering of the Company’s capital stock registered under the Securities Act of 1933, as amended, (v) the consummation of a Change of Control, (vi) the Proxyholder no longer serves as Chief Executive Officer of the Company for any reason, and (vii) upon the written consent of the undersigned stockholder and the Proxyholder. A “Change of Control” shall mean either (a) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation or stock transfer, but excluding any such transaction effected primarily for the purpose of changing the domicile of the Company or effecting a holding company reorganization), unless the Company’s stockholders of record immediately prior to such transaction or series of related transactions hold, immediately after such transaction or series of related transactions, at least 50% of the voting power of the surviving or acquiring entity (provided that the sale by the Company of its securities in connection with a bona fide equity financing shall not constitute a Change of Control hereunder), or (b) a sale of all or substantially all of the assets of the Company.

Miscellaneous Provisions.

(a)            In the event one or more of the provisions of this Proxy should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Proxy, and this Proxy shall be construed and interpreted in such manner as to be effective and valid under applicable laws.

(b)            It is acknowledged that the rights of the Company, the Proxyholder and the undersigned stockholder under this Proxy are unique, that it will be impossible to measure in money the damages that would be suffered if any of the foregoing fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy at law. Any such party shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action shall be brought in equity to enforce any of the provisions of this Proxy, none of the undersigned stockholder, the Company or the Proxyholder shall raise the defense that there is an adequate remedy at law.

(c)            This Proxy and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

(d)            Any term of this Proxy may be amended and the observance of any term of this Proxy may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the undersigned stockholder and the Proxyholder.

(e)            Each of the undersigned stockholder and the Proxyholder acknowledges that, in executing this Proxy, the undersigned stockholder has had the opportunity to seek the advice of independent legal counsel, and has read and understood all of the terms and provisions of this Proxy. This Proxy shall not be construed against the undersigned stockholder, the Proxyholder or the Company by reason of the drafting or preparation hereof.

THIS PROXY WILL BE VOTED AS THE PROXYHOLDER DEEMS ADVISABLE.

DATE: November 18, 2021

PROUD VENTURES KS LLC

By:	/s/ Andrew Brown
Name:	Andrew Brown
Title:	Managing Member

NOTE: This Proxy should be signed by the stockholder(s) exactly as his or her name appears hereon.

ACKNOWLEDGED AND AGREED TO BY:

WILLIAM SANTANA LI

/s/ William Santana Li

ACKNOWLEDGED AND CONSENTED TO BY:

KNIGHTSCOPE, INC.

/s/ William Santana Li
Name: William Santana Li
Title: Chief Executive Officer

KNIGHTSCOPE, INC.

VOTING PROXY

This voting proxy (this “Proxy”) is effective as of the date first written below and is made by the undersigned stockholder with respect to the voting of shares of capital stock of Knightscope, Inc., a Delaware corporation (the “Company”).

WHEREAS, the undersigned stockholder is a holder of shares of the Company’s Series A Preferred Stock, Series m-4 Preferred Stock and a holder of the Company’s Series m-3 Preferred Warrants (collectively, the “Securities”);

WHEREAS, the undersigned stockholder wishes to appoint William Santana Li (the “Proxyholder”), as proxy and attorney in fact with respect to the voting of the undersigned stockholder’s Securities and any shares of the Company’s capital stock issued upon conversion or exercise of the Securities on all matters submitted to the Company’s stockholders subsequent to the date hereof with respect to which the holders of the capital stock of the Company are entitled to vote or take action, subject to and in accordance with the terms and conditions contained herein; and

WHEREAS, the undersigned stockholder wishes to make such appointment, and the Proxyholder wishes to accept such appointment, upon and subject to the terms and conditions contained herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

The undersigned stockholder hereby represents and warrants that it is the legal owner of 329,270 shares of the Company’s Series A Preferred Stock, 835,787 shares of the Company’s Series m-4 Preferred Stock and Warrants to purchase 835,787 shares of the Company’s Series m-3 Preferred Stock (such shares and any shares of the Company’s capital stock issued upon conversion or exercise of the Securities, and any of the Company’s securities hereafter acquired, collectively, the “Shares”) as of the date hereof, and with respect to such ownership, the undersigned stockholder hereby constitutes and appoints the Proxyholder, without power of substitution, as its proxy to represent and to vote, including by written consent, in the name of the undersigned stockholder all of the undersigned’s Shares, or to refrain from voting the Shares and to exercise any associated waiver rights (including but not limited to waivers of appraisal rights), in the discretion of the Proxyholder and otherwise in accordance with the terms and provisions of this Proxy. The proxy granted pursuant to the immediately preceding sentence is given in consideration of the agreements and covenants of the Company and the undersigned stockholder related to the purchase of Convertible Notes and Warrants by the undersigned stockholder pursuant to a Note and Warrant Purchase Agreement and the Proxyholder is the chief executive officer and significant stockholder of the Company and, as such, the Proxy is coupled with an interest and shall be irrevocable and, notwithstanding anything in Section 212(b) of the Delaware General Corporation Law to the contrary, of infinite duration, unless and until this Proxy terminates in accordance with its terms, provided that the Proxyholder continues to serve as the chief executive officer of the Company.

The undersigned stockholder hereby revokes any and all previous proxies with respect to the Shares and shall not hereafter, unless and until this Proxy terminates in accordance with its terms, grant any other proxy or power of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust or enter into any agreement (other than this Proxy), arrangement or understanding with any person to vote, or grant any proxy or give instructions with respect to the voting of any of the Shares, in each case unless otherwise consented to in writing by Proxyholder.

Any certificate representing any of the Shares subject to this Proxy may be marked by the Company with a legend reading substantially as follows (the Company will remove this legend from any certificate representing Shares at the request of the holder of such certificate when the Shares are no longer subject to this Proxy or to facilitate a public sale of any Shares on a nationally recognized securities exchange (e.g., the New York Stock Exchange) or inter-dealer quotation system (e.g., NASDAQ) as contemplated hereinbelow or to register any Shares in “street name” with a brokerage firm):

THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING PROXY (A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER) AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON HOLDING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING PROXY.

The terms and conditions of this Proxy shall be binding upon the successors-in-interest and transferees of any of the Shares. The undersigned stockholder, until termination of this Proxy, agrees not to transfer any of the Securities, the Shares, or any rights or interests therein, unless the transferee has executed a written agreement in a form reasonably acceptable to the Company and to the Proxyholder, pursuant to which such person becomes a party to this Proxy and agrees to be bound by the provisions hereof as though such transferee were deemed to be the undersigned stockholder.

This Proxy and all of the Proxyholder’s rights and powers hereunder with respect to the Securities and the Shares shall terminate upon the earliest to occur of (i) subject to the preceding paragraph, a transfer of all Shares held by the undersigned stockholder, (ii) a public sale of any Shares on a nationally recognized securities exchange (e.g., the New York Stock Exchange) or inter-dealer quotation system (e.g., NASDAQ), provided that the termination of this Proxy shall apply solely with respect to the Shares so publicly sold, (iii) the closing of the Company’s first underwritten public offering of the Company’s capital stock registered under the Securities Act of 1933, as amended, (iv) the consummation of a Change of Control, (v) the Proxyholder no longer serves as Chief Executive Officer of the Company for any reason, and (vi) upon the written consent of the undersigned stockholder and the Proxyholder. A “Change of Control” shall mean either (a) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation or stock transfer, but excluding any such transaction effected primarily for the purpose of changing the domicile of the Company or effecting a holding company reorganization), unless the Company’s stockholders of record immediately prior to such transaction or series of related transactions hold, immediately after such transaction or series of related transactions, at least 50% of the voting power of the surviving or acquiring entity (provided that the sale by the Company of its securities in connection with a bona fide equity financing shall not constitute a Change of Control hereunder), or (b) a sale of all or substantially all of the assets of the Company.

Miscellaneous Provisions.

(a)            In the event one or more of the provisions of this Proxy should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Proxy, and this Proxy shall be construed and interpreted in such manner as to be effective and valid under applicable laws.

(b)            It is acknowledged that the rights of the Company, the Proxyholder and the undersigned stockholder under this Proxy are unique, that it will be impossible to measure in money the damages that would be suffered if any of the foregoing fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy at law. Any such party shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action shall be brought in equity to enforce any of the provisions of this Proxy, none of the undersigned stockholder, the Company or the Proxyholder shall raise the defense that there is an adequate remedy at law.

(c)            This Proxy and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

(d)            Any term of this Proxy may be amended and the observance of any term of this Proxy may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the undersigned stockholder and the Proxyholder.

(e)            Each of the undersigned stockholder and the Proxyholder acknowledges that, in executing this Proxy, the undersigned stockholder has had the opportunity to seek the advice of independent legal counsel, and has read and understood all of the terms and provisions of this Proxy. This Proxy shall not be construed against the undersigned stockholder, the Proxyholder or the Company by reason of the drafting or preparation hereof.

THIS PROXY WILL BE VOTED AS THE PROXYHOLDER DEEMS ADVISABLE.

DATE: November 18, 2021

ANDREW BROWN

/s/ Andrew Brown

NOTE: This Proxy should be signed by the stockholder(s) exactly as his or her name appears hereon.

ACKNOWLEDGED AND AGREED TO BY:

WILLIAM SANTANA LI

/s/ William Santana Li

ACKNOWLEDGED AND CONSENTED TO BY:

KNIGHTSCOPE, INC.

/s/ William Santana Li
Name: William Santana Li
Title: Chief Executive Officer

KNIGHTSCOPE, INC.

VOTING PROXY

This voting proxy (this “Proxy”) is effective as of the date first written below and is made by the undersigned stockholder with respect to the voting of shares of capital stock of Knightscope, Inc., a Delaware corporation (the “Company”).

WHEREAS, the undersigned stockholder is a holder of shares of the Company’s Series m-4 Preferred Stock and a holder of the Company’s Series m-3 Preferred Warrants (collectively, the “Securities”);

WHEREAS, the undersigned stockholder wishes to appoint William Santana Li (the “Proxyholder”), as proxy and attorney in fact with respect to the voting of the undersigned stockholder’s Securities and any shares of the Company’s capital stock issued upon conversion or exercise of the Securities on all matters submitted to the Company’s stockholders subsequent to the date hereof with respect to which the holders of the capital stock of the Company are entitled to vote or take action, subject to and in accordance with the terms and conditions contained herein; and

WHEREAS, the undersigned stockholder wishes to make such appointment, and the Proxyholder wishes to accept such appointment, upon and subject to the terms and conditions contained herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

The undersigned stockholder hereby represents and warrants that it is the legal owner of 346,000 shares of the Company’s Series m-4 Preferred Stock and Warrants to purchase 346,000 shares of the Company’s Series m-3 Preferred Stock (such shares and any shares of the Company’s capital stock issued upon conversion or exercise of the Securities, and any of the Company’s securities hereafter acquired, collectively, the “Shares”) as of the date hereof, and with respect to such ownership, the undersigned stockholder hereby constitutes and appoints the Proxyholder, without power of substitution, as its proxy to represent and to vote, including by written consent, in the name of the undersigned stockholder all of the undersigned’s Shares, or to refrain from voting the Shares and to exercise any associated waiver rights (including but not limited to waivers of appraisal rights), in the discretion of the Proxyholder and otherwise in accordance with the terms and provisions of this Proxy. The proxy granted pursuant to the immediately preceding sentence is given in consideration of the agreements and covenants of the Company and the undersigned stockholder related to the purchase of Convertible Notes and Warrants by the undersigned stockholder pursuant to a Note and Warrant Purchase Agreement and the Proxyholder is the chief executive officer and significant stockholder of the Company and, as such, the Proxy is coupled with an interest and shall be irrevocable and, notwithstanding anything in Section 212(b) of the Delaware General Corporation Law to the contrary, of infinite duration, unless and until this Proxy terminates in accordance with its terms, provided that the Proxyholder continues to serve as the chief executive officer of the Company.

The undersigned stockholder hereby revokes any and all previous proxies with respect to the Shares and shall not hereafter, unless and until this Proxy terminates in accordance with its terms, grant any other proxy or power of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust or enter into any agreement (other than this Proxy), arrangement or understanding with any person to vote, or grant any proxy or give instructions with respect to the voting of any of the Shares, in each case unless otherwise consented to in writing by Proxyholder.

Any certificate representing any of the Shares subject to this Proxy may be marked by the Company with a legend reading substantially as follows (the Company will remove this legend from any certificate representing Shares at the request of the holder of such certificate when the Shares are no longer subject to this Proxy or to facilitate a public sale of any Shares on a nationally recognized securities exchange (e.g., the New York Stock Exchange) or inter-dealer quotation system (e.g., NASDAQ) as contemplated hereinbelow or to register any Shares in “street name” with a brokerage firm):

THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING PROXY (A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER) AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON HOLDING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING PROXY.

The terms and conditions of this Proxy shall be binding upon the successors-in-interest and transferees of any of the Shares. The undersigned stockholder, until termination of this Proxy, agrees not to transfer any of the Securities, the Shares, or any rights or interests therein, unless the transferee has executed a written agreement in a form reasonably acceptable to the Company and to the Proxyholder, pursuant to which such person becomes a party to this Proxy and agrees to be bound by the provisions hereof as though such transferee were deemed to be the undersigned stockholder.

This Proxy and all of the Proxyholder’s rights and powers hereunder with respect to the Securities and the Shares shall terminate upon the earliest to occur of (i) subject to the preceding paragraph, a transfer of all Shares held by the undersigned stockholder, (ii) a public sale of any Shares on a nationally recognized securities exchange (e.g., the New York Stock Exchange) or inter-dealer quotation system (e.g., NASDAQ), provided that the termination of this Proxy shall apply solely with respect to the Shares so publicly sold, (iii) the closing of the Company’s first underwritten public offering of the Company’s capital stock registered under the Securities Act of 1933, as amended, (iv) the consummation of a Change of Control, (v) the Proxyholder no longer serves as Chief Executive Officer of the Company for any reason, and (vi) upon the written consent of the undersigned stockholder and the Proxyholder. A “Change of Control” shall mean either (a) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation or stock transfer, but excluding any such transaction effected primarily for the purpose of changing the domicile of the Company or effecting a holding company reorganization), unless the Company’s stockholders of record immediately prior to such transaction or series of related transactions hold, immediately after such transaction or series of related transactions, at least 50% of the voting power of the surviving or acquiring entity (provided that the sale by the Company of its securities in connection with a bona fide equity financing shall not constitute a Change of Control hereunder), or (b) a sale of all or substantially all of the assets of the Company.

Miscellaneous Provisions.

(a)            In the event one or more of the provisions of this Proxy should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Proxy, and this Proxy shall be construed and interpreted in such manner as to be effective and valid under applicable laws.

(b)            It is acknowledged that the rights of the Company, the Proxyholder and the undersigned stockholder under this Proxy are unique, that it will be impossible to measure in money the damages that would be suffered if any of the foregoing fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy at law. Any such party shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action shall be brought in equity to enforce any of the provisions of this Proxy, none of the undersigned stockholder, the Company or the Proxyholder shall raise the defense that there is an adequate remedy at law.

(c)            This Proxy and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

(d)            Any term of this Proxy may be amended and the observance of any term of this Proxy may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the undersigned stockholder and the Proxyholder.

(e)            Each of the undersigned stockholder and the Proxyholder acknowledges that, in executing this Proxy, the undersigned stockholder has had the opportunity to seek the advice of independent legal counsel, and has read and understood all of the terms and provisions of this Proxy. This Proxy shall not be construed against the undersigned stockholder, the Proxyholder or the Company by reason of the drafting or preparation hereof.

THIS PROXY WILL BE VOTED AS THE PROXYHOLDER DEEMS ADVISABLE. DATE: November 18, 2021

THOMAS CALECA

/s/ Thomas Caleca

NOTE: This Proxy should be signed by the stockholder(s) exactly as his or her name appears hereon.

ACKNOWLEDGED AND AGREED TO BY:

WILLIAM SANTANA LI

s/ William Santana Li

ACKNOWLEDGED AND CONSENTED TO BY:

KNIGHTSCOPE, INC.

/s/ William Santana Li
Name: William Santana Li
Title: Chief Executive Officer